Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Net Sales:
Aerospace & Electronics	$161,296	$145,892	$628,859	$566,372
Engineered Materials	74,850	69,328	331,030	309,258
Merchandising Systems	91,838	78,253	388,227	257,818
Fluid Handling	300,860	255,302	1,135,843	999,413
Controls	37,119	32,877	135,212	124,028

Total Net Sales	$665,963	$581,652	$2,619,171	$2,256,889

Operating Profit (Loss):
Aerospace & Electronics	$17,695	$25,767	$86,176	$99,181
Engineered Materials	8,626	11,700	58,339	50,252
Merchandising Systems	8,386	428	39,684	17,529
Fluid Handling	38,154	22,780	140,168	107,377
Foundry Restructuring	19,083	—	19,083	—

Total Fluid Handling	57,237	22,780	159,251	107,377
Controls	1,570	2,699	9,901	10,052
Corporate	(9,837)	(9,909)	(51,945)	(36,455)
Environmental Provision	(18,912)	—	(18,912)	—
Asbestos Provision	—	—	(390,150)	—

Total Operating Profit (Loss)	64,765	53,465	(107,656)	247,936

Interest Income	2,422	2,776	6,259	4,939
Interest Expense	(6,790)	(6,748)	(27,404)	(23,015)
Miscellaneous—Net	6,313	2,333	9,906	9,474

Income (Loss) Before Income Taxes	66,710	51,826	(118,895)	239,334
Provision for Income Taxes	21,483	13,844	(56,553)	73,447

Net Income (Loss)	$45,227	$37,982	$(62,342)	$165,887

Share Data:
Net Income (Loss) per Diluted Share	$0.74	$0.61	$(1.04)	$2.67

Average Diluted Shares Outstanding	61,221	61,880	60,037	62,103
Average Basic Shares Outstanding	60,093	60,839	60,037	60,906

Supplemental Data:
Cost of Sales—Operations	$454,597	$399,657	$1,776,157	$1,525,633
Environmental Provision	18,912	—	18,912	—
Asbestos Provision	—	—	390,150	—
Selling, General & Administrative	146,762	128,530	560,681	483,320
Foundry Restructuring	19,083	—	19,083	—
Depreciation and Amortization	16,570	15,229	61,310	54,285
Stock Compensation Expense	4,074	3,595	15,247	14,883

CRANE CO.

Condensed Balance Sheets

(in thousands)

	December 31, 2007	December 31, 2006
ASSETS
Current Assets
Cash and Cash Equivalents	$283,370	$138,607
Accounts Receivable	345,176	330,146
Current Insurance Receivable—Asbestos	33,600	52,500
Inventories	327,719	313,259
Other Current Assets	47,757	45,897

Total Current Assets	1,037,622	880,409

Property, Plant and Equipment	292,683	289,555
Long-Term Insurance Receivable—Asbestos	306,557	170,400
Long-Term Deferred Tax Assets	220,370	171,164
Other Assets	253,510	214,220
Goodwill	766,550	704,736

Total Assets	$2,877,292	$2,430,484

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$548	$9,505
Accounts Payable	177,978	161,270
Current Asbestos Liability	84,000	70,000
Accrued Liabilities	230,295	196,723
Income Taxes	731	24,428

Total Current Liabilities	493,552	461,926

Long-Term Debt	398,301	391,760
Deferred Tax Liability	31,880	89,595
Long-Term Asbestos Liability	942,776	459,567
Other Liabilities	125,980	109,033
Shareholders’ Equity	884,803	918,603

Total Liabilities and Shareholders’ Equity	$2,877,292	$2,430,484

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Operating Activities:
Net income	$45,227	$37,982	$(62,342)	$165,887
Asbestos provision	—	—	390,150	—
Environmental provision	18,912	—	18,912	—
Foundry restructuring	(27,838)	—	(27,838)	—
Gain on sale of joint venture	(4,144)	—	(4,144)	—
Income from joint venture	(1,524)	(1,116)	(5,322)	(5,641)
Loss/(Gain) on divestitures	—	453	975	(8,478)
Depreciation and amortization	16,570	15,229	61,310	54,285
Stock-based compensation expense	4,074	3,595	15,247	14,883
Deferred income taxes	27,602	95	(112,641)	5,049
Cash (used for) provided by operating working capital	32,210	34,782	(7,322)	(835)
Other	(7,065)	(1,635)	(23,954)	(2,892)

Subtotal	104,024	89,385	243,031	222,258
Asbestos related payments, net of insurance recoveries	(17,509)	(10,606)	(10,198)	(40,563)

Total provided by operating activities	86,515	78,779	232,833	181,695

Investing Activities:
Capital expenditures	(13,757)	(4,859)	(47,169)	(27,171)
Proceeds from sale of equity investment	32,996	—	32,996	—
Proceeds from disposition of capital assets	36,827	1,786	48,437	5,103
Proceeds from divestitures	—	—	2,005	26,088
Payment for acquisition, net of cash acquired	(332)	(47,903)	(65,498)	(282,637)

Total used for investing activities	55,734	(50,976)	(29,229)	(278,617)

Financing Activities:
Dividends paid	(10,823)	(9,131)	(39,651)	(33,596)
Reacquisition of shares on the open market	—	(22,499)	(50,001)	(59,998)
Stock options exercised—net of shares reacquired	4,955	2,264	15,057	22,870
Excess tax benefit from stock-based compensation	2,897	113	6,978	7,688
Issuance of Debt	—	25,087	—	96,377
Net increase / decrease in short-term debt	(24,184)	9,173	(8,992)	9,228

Total used for financing activities	(27,155)	5,007	(76,609)	42,569

Effect of exchange rate on cash and cash equivalents	6,028	6,720	17,768	12,568

Increase (decrease) in cash and cash equivalents	121,122	39,530	144,763	(41,785)
Cash and cash equivalents at beginning of period	162,248	99,077	138,607	180,392

Cash and cash equivalents at end of period	$283,370	$138,607	$283,370	$138,607

CRANE CO.

Order Backlog

(in thousands)

	December 31, 2007	December 31, 2006
Aerospace & Electronics	$392,822	$396,799
Engineered Materials	14,802	13,198
Merchandising Systems	34,093	33,170
Fluid Handling	242,591	210,532
Controls	35,273	22,982

Total Backlog	$719,581	$676,681

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change Three and Twelve Months Ended December 31,
	2007	2006	2007	2006	2007	2007
INCOME ITEMS
Net Sales	$665,963	$581,652	$2,619,171	$2,256,889	14.5%	16.1%
Operating Profit (Loss) - GAAP	$64,765	$53,465	$(107,656)	$247,936
Special Items impacting Operating Profit:
Asbestos Provision - Pre-Tax (a)	—	—	390,150	—
Environmental Provision (b)	18,912	—	18,912
Environmental Reimbursement (c)				(4,900)
Foundry Restructuring Gain - Pre-Tax (d)	(19,083)	—	(19,083)	—
Government Settlement - Pre-Tax (e)	—	—	7,600	—

Operating Profit before Special Items - Non-GAAP	$64,594	$53,465	$289,923	$243,036	20.8%	19.3%

Percentage of Sales	9.7%	9.2%	11.1%	10.8%
Net Income (Loss) - GAAP	$45,227	$37,982	$(62,342)	$165,887
Per Share	$0.74	$0.61	$(1.04)	$2.67
Special Items impacting Net Income:
Asbestos Provision - Net of Tax (a)	3,597	—	253,597	—
Per Share	$0.06		$4.22
Environmental Provision - Net of Tax (b)	12,293	—	12,293	—
Per Share	$0.20		$0.20
Environmental Reimbursement - Net of Tax (c)				(3,185)
Per Share				$(0.05)
Foundry Restructuring Gain - Net of Tax (d)	(18,402)	—	(18,402)	—
Per Share	$(0.30)	—	$(0.31)
Government Settlement - Net of Tax (e)	—	—	5,396	—
Per Share			$0.09
Gain on Sale of Partnership Interest - Net of Tax (f)	(5,846)	—	(5,846)	—
Per Share	$(0.10)		$(0.10)
Tax Provision on Undistributed Foreign Earnings (g)	10,400	—	10,400	—
Per Share	$0.17		$0.17
Net Gain on Divestitures - Net of Tax (h)	—	—	—	(1,779)
Per Share				$(0.03)

Net Income before Special Items - Non-GAAP	$47,269	$37,982	$195,096	$160,923	24.5%	21.2%

Per Basic Share	$0.79	$0.62	$3.25	$2.64
Per Diluted Share	$0.77	$0.61	$3.19	$2.59	25.8%	23.2%

In the twelve months ended December 31, 2007, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since this period was in a loss position. Had net income been reported for the period, Average Shares Outstanding would have included the effect of diluted stock options when computing the per share amount (see chart below).

Average Basic Shares Outstanding	60,037
Effect of Diluted Stock Options	1,093

Average Shares Outstanding including the effect of Stock Options	61,130

When considering the effect of dilutive stock options on shares outstanding, Net Income before Special Items is $3.19 per share for the twelve months ended December 31, 2007.

	Three Months Ended December 31,		Twelve Months Ended December 31,		Full Year Guidance 2008
	2007	2006	2007	2006	Low	High
EBITDA (Non-GAAP)
Net Income (Loss)	$45,227	$37,982	$(62,342)	$165,887	$214,500	$224,000
Non-GAAP Adjustments:
Depreciation and amortization	16,570	15,229	61,310	54,285	69,000	69,000
Amortization of stock based compensation	4,074	3,595	15,247	14,883	15,700	15,700
Asbestos provision - pre-tax (a)	—	—	390,150	—	—	—
Environmental provision (b)	18,912	—	18,912		—	—
Environmental Reimbursement (c)	—	—	—	(4,900)	—	—
Foundry restructuring gain - pre-tax (d)	(19,083)	—	(19,083)	—	—	—
Government settlement - pre-tax (e)	—	—	7,600	—	—	—
Gain on sale of partnership interest - pre-tax (f)	(4,144)	—	(4,144)	—	—	—
Interest expense, net	4,368	3,972	21,145	18,076	15,300	15,300
Provision for income taxes	21,483	13,844	(56,553)	73,447	96,400	100,600

EBITDA	$87,407	$74,622	$372,242	$321,678	$410,900	$424,600

(a)	During the three months ended September 30, 2007, the Company recorded an asbestos provision of $390 million. During the three months ended December 31, 2007, the Company recorded a tax expense related to the previously recorded Asbestos Provision recorded in the previous quarter.
(b)	During the three months ended December 31, 2007, the Company recorded a charge related to an increase in the Company’s expected liability at its Goodyear, AZ Superfund site.
(c)	During the three months ended September 30, 2006, the Company recorded a reimbursement from the US Government for environmental clean-up costs.
(d)	During the three months ended December 31, 2007, the Company recorded a net restructuring gain related to the consolidation of its remaining foundry operations in the UK and Canada.
(e)	During the three months ended June 30, 2007, the Company recorded a settlement with the US Government, regarding alleged civil violations of the False Claims Act.
(f)	During the three months ended December 31, 2007, the Company recorded a gain on the sale of its share of the Industrial Motion Control, LLC joint venture.
(g)	During the three months ended December 31, 2007, the Company recorded an income tax provision related to the potential repatriation of foreign cash.
(h)	During the three months ended June 30, 2006, the Company recorded a gain of $4.5 million related to the divestiture of two businesses, which was offset by a $2.7 million charge related to the sale of unused property resulting from prior plant consolidations and certain legal costs associated with previous divestitures.

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	December 31, 2007	December 31, 2006
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$548	$9,505
Long-Term Debt	398,301	391,760

Total Debt	398,849	401,265
Less Cash and Cash Equivalents	(283,370)	(138,607)

Net Debt	115,479	262,658
Shareholders’ Equity	884,803	918,603

Net Capitalization	$1,000,282	$1,181,261

Percentage of Net Debt to Net Capitalization	11.5%	22.2%
Shareholders’ Equity	$884,803	$918,603
Asbestos Provision, Net of Tax	253,597	—

Shareholders’ Equity before Asbestos Provision, Net of Tax	1,138,400	918,603
Net Debt	115,479	262,658

Net Capitalization before Asbestos Provision, Net of Tax	$1,253,879	$1,181,261

Percentage of Net Debt to Net Capitalization before Asbestos
Provision, Net of Tax	9.2%	22.2%

	Three Months Ended December 31		Twelve Months Ended December 31		Full Year Guidance 2008
	2007	2006	2007	2006
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments, Net of Insurance	$104,024	$89,385	$243,031	$222,258	$275,000
Asbestos Related Payments, Net of Insurance Recoveries	(17,509)	(10,606)	(41,698)	(40,563)	(55,000)
Equitas Receipts	—	—	31,500	—	—

Cash Provided from Operating Activities	86,515	78,779	232,833	181,695	220,000
Less: Capital Expenditures	(13,757)	(4,859)	(47,169)	(27,171)	(50,000)

Free Cash Flow	$72,758	$73,920	$185,664	$154,524	$170,000

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow and EBITDA provide supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.